SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CornerCap Group of Funds
(Name of Registrant as Specified In Its Charter)
___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CORNERCAP GROUP OF FUNDS
The Peachtree, Suite 1700
1355 Peachtree Street NE
Atlanta, Georgia 30309
(404) 870-0700

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

January [___], 2006

To the Shareholders of CornerCap Group of Funds:

Notice is hereby given that the special meeting of shareholders of CornerCap Contrarian Fund, CornerCap Balanced Fund, and CornerCap Small-Cap Value Fund (collectively, the “Funds”), each a series of CornerCap Group of Funds, a Massachusetts business trust (the “Trust”), will be held at the offices of the Trust, 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309, at 8:00 a.m. Eastern Time, on February 23, 2006, for the following purposes:

1.    To elect five (5) Trustees, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

2.    To approve Cohen McCurdy, Ltd. as independent auditors of the Trust.

3.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:    What am I being asked to vote on?

A:    You are being asked to approve the following proposals: election of the trustees of the Trust; approval of the independent accountants for the Funds; and any other business which may come before the shareholders of the Funds.

Q.    Why am I being asked to vote on the trustees?

A:    The Board has determined to expand its size from three members to five members. Accordingly, the Board has determined to ask shareholders to vote on the election of the trustees in accordance with applicable provisions of Massachusetts law and the 1940 Act.

Q:    Why am I voting to approve the independent accountants?

A:    The Board has determined to ask shareholders to approve the continued engagement of the independent accounting firm of Cohen McCurdy, Ltd. for the Trust in accordance with applicable provisions of the 1940 Act.

Q:    Who is eligible to vote?

A:    Shareholders of record at the close of business on January 6, 2006 are entitled to be present and to vote at the special meeting. Each share of record of each of the Funds is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q:    How do I ensure that my vote is accurately recorded?

A:    You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on any of Proposals 1, 2, or 3, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:    May I revoke my proxy?

A:    You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the special meeting, or by attending the special meeting and voting in person.

CORNERCAP GROUP OF FUNDS
The Peachtree, Suite 1700
1355 Peachtree Street NE
Atlanta, Georgia 30309
(404) 870-0700
__________________

PROXY STATEMENT
__________________

SPECIAL MEETING OF SHAREHOLDERS
To Be Held February 23, 2006

This statement is furnished in connection with the solicitation of the accompanying proxy by the CornerCap Contrarian Fund, CornerCap Balanced Fund, and CornerCap Small-Cap Value Fund (collectively, the “Funds”), each a series of CornerCap Group of Funds, a Massachusetts business trust (the “Trust”), in connection with the solicitation of proxies from the Funds’ shareholders by the Board of Trustees of the Trust (the “Board”) to be voted at a Special Meeting of shareholders of the Funds to be held at 8:00 a.m., Eastern time, February 23, 2006, and at any adjournment thereof (the “Meeting”). The Meeting will be held at the Trust’s address or at such other place and/or time as the Board may determine in order to accommodate any significant increase in anticipated attendance at the Meeting. Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Funds not less than 10 days prior to the Meeting. Copies of this Proxy Statement were first mailed to shareholders of the Funds on or about January [_], 2006.

If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted. Unless instructions to the contrary are marked thereon, proxies will be voted in favor of each of the proxy proposals, and in accordance with the discretion of the Board on any other matter that may properly come before the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of the Trust either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

The Board has fixed the close of business on January 6, 2006, as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.

As of January 6, 2006, there were issued and outstanding 465,959.271, 1,021,915.694, and 1,560,901.822 shares of common stock of the CornerCap Contrarian Fund, CornerCap Balanced Fund, and the CornerCap Small-Cap Value Fund, respectively (the “Common Stock”). Each share of Common Stock is entitled to one vote. There is no provision for cumulative voting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shareholders may vote their shares directly in person at the meeting, by proxy using the enclosed proxy card, or, if the shares are held by a broker or other fiduciary for the shareholder, then such broker or fiduciary may vote the shares pursuant to the shareholder’s instructions or pursuant to discretionary authority, if given by the shareholder. Broker non-votes (proxies returned by a broker holding shares in street name that are not voted for or against a proposal) are counted toward the required quorum, but have the same effect as abstentions with regard to the applicable proposal(s).

If, by the time scheduled for the Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present, votes will be taken for the election of trustees and on any proposal or proposals as to which there are sufficient votes for approval; and the remaining proposal or proposals may be considered at an adjourned meeting or meetings. No adjournment will be for a period exceeding 120 days after the record date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

The Annual Report of the Funds for the fiscal year ended March 31, 2005, including audited financial statements, and the Semi-Annual Report for the Funds for the period ended September 30, 2005, were mailed to shareholders of record on or about May 31, 2005, and November 30, 2005, respectively. The Trust will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the Trust at the address or phone number listed above.

The cost of solicitation of proxies will be paid by the Funds. Persons holding stock as nominees will be reimbursed, upon request, for their reasonable expenses in sending or forwarding solicitation material to the principals of the accounts. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, facsimile, personal interview, or other means by officers or trustees of the Trust.

As of December 31, 2005, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Funds:

CONTRARIAN FUND

Name and Address of Beneficial Owner	Percent

STATVEST 5 Arden Moor NW Atlanta, GA 30305	27%

C. Huett Britt 205 Trimble Chase Court Atlanta, GA 30342	7%

Thomas E. Quinn 1355 Peachtree Street Atlanta, GA 30309	7%

James M. Goodrich 524 Manor Ridge Drive Atlanta, GA 30305	6%

AGCO Money Purchase Pension Plan 2782 Simpson Circle Norcross, GA 30071	5%

BALANCED FUND

Name and Address of Beneficial Owner	Percent

Victor L. Andrews P.O. Box 847 Mocksville, NC 27028	6%

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	28%

 SMALL-CAP VALUE FUND

Name and Address of Beneficial Owner	Percent

Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	26%

At the Meeting, shareholders will be asked to consider and vote upon the following:

1.    To elect five (5) Trustees, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

2.    To ratify the selection of Cohen McCurdy, Ltd. as independent auditors of the Trust.

3.    To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PROPOSAL ONE

ELECTION OF TRUSTEES

The By-Laws of the Trust provide that the Board shall consist of not less than three nor more than fifteen Trustees, with the exact number being set from time to time by the Board. The Board currently consists of three trustees, each of whom serves until the next annual meeting of shareholders and until his or her successor, if there is to be one, is elected and qualified. The Board has determined to increase the size of the Board to five trustees. The individuals named in the following table have been nominated by the Board for election as trustees, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. Three of the nominees (Thomas Quinn, Richard Boger and Laurin McSwain) are currently members of the Board, and two of the nominees (Leslie Gates and Jerry Hufton) have been nominated by the Board to be new trustees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected.

IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES.

If for any reason, any nominee should not be available for election or able to serve as a trustee, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.

The Board supervises the operations of the Trust according to applicable state and federal law, and is responsible for the overall management of the Trust's business affairs. The trustees appoint the officers of the Trust who carry out the day-to-day operations of the Funds. The following is a list of the current trustees and executive officers of the Trust, and the other nominees for new trustees. Each trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

Name and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
Thomas E. Quinn * Age: 60 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel, since inception	None
Richard L. Boger Age: 58 3350 Riverwood Pkwy Suite 1900 Atlanta, GA 31339	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. 1997 - present; Pres. & CEO, Export Insurance Services, Inc. 1989 - 2002	Gray Television, Inc.
Laurin M. McSwain Age: 54 Eleven Piedmont Center, Suite 806 3495 Piedmont Road Atlanta, GA 30305	Trustee since 1994	3	Attorney, Letkoff, Duncan, Grimes, Miller & McSwain, 2001- present; Attorney, Bloodworth & McSwain 1996 - 2001	None

Leslie W. Gates Age: 50 5490 Glen Errol Road Atlanta, GA 30327	Nominee	N/A	Retired, 2004-present; Partner, Williams Benator & Libby, LLP, 1989-2004; Member, WBL Services, LLC, February 2004- December 2004	None
Jerry W. Hufton Age: 63 228 Winged Elm Circle Aiken, South Carolina 29803	Nominee	N/A	Retired, 2004-present; Director of Taxes, Berkshire Hathaway Inc., 1991-2004	None
Richard T. Bean Age: 43 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1992	N/A	Vice President, CornerCap Investment Counsel, since inception	N/A
John A. Hackney Age: 39 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Secretary of the Funds, since 1999	N/A	Chief Compliance Officer, CornerCap Investment Counsel, since inception	N/A
Gene A. Hoots Age: 66 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds, since 1992	N/A	Vice President of the Funds and Chairman Emeritus of the Adviser, since inception	N/A

Thomas E. Quinn is an “interested person” of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees. Mr. Quinn is considered an interested person of the Trust due to his affiliation with the Funds’ investment adviser (the “Adviser”), and his position as president, chief financial officer, treasurer, and trustee of the Trust.

BOARD COMMITTEES:

Audit Committee: The Board has established an Audit Committee, which oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. Each independent trustee is a member of the Audit Committee. Mr. Boger is the Committee’s Chairman. The Audit Committee held two meetings during the fiscal year ended March 31, 2005. The Audit Committee held similar meetings during the current fiscal year to discuss the financial results for the fiscal year ended March 31, 2005. The Audit Committee plans to meet regularly, at least once a year, going forward.

Proxy Voting Committee: All of the independent trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee did not hold any meetings during the fiscal year ended March 31, 2005.

TRUSTEE NOMINATIONS: The Board does not have a nominating committee. Instead, the Board nominates individuals for election to the Board based on the recommendations of the independent trustees.

A candidate for the Board must meet the eligibility requirements set forth in the Trust’s By-Laws and any Board or committee resolutions. The independent members of the Board consider qualifications and characteristics that they deem appropriate from time to time when they select individuals to be nominated for election to the Board. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions. In addition, prior to nominating an existing trustee for re-election to the Board, the independent members of the Board will consider and review an existing trustee’s Board and committee attendance and performance and length of Board service.

OWNERSHIP IN FUND'S AFFILIATES: None of the trustees who are independent, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Trust's underwriters or any affiliate of the Adviser or underwriters.

TRUSTEES' OWNERSHIP OF FUNDS’ SHARES: The following table shows each Trustee's and nominee’s beneficial ownership of shares of each of the Funds. Information is provided as of December 31, 2005.

Trustee	Dollar Range of Funds Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Owned by Trustee
Thomas E. Quinn*	Contrarian Fund: Over $100,000	Over $100,000
Richard L. Boger	Contrarian Fund: $1 - $40,000 Balanced Fund: $1 - $10,000 Small-Cap Value Fund: $1 - $20,000	$1 - $60,000
Laurin M. McSwain	Contrarian Fund: $1 - $10,000 Small-Cap Value Fund: $1 - $10,000 Balanced Fund: $1 - $10,000	$1 - $30,000
Leslie W. Gates	Balanced Fund: $1 - $60,000	$1 - $60,000
Jerry W. Hufton	None	$0

   * Considered “interested persons” of the Trust

TRUSTEE COMPENSATION: No interested trustee, officer, or employee of the Funds receives any compensation from the Funds for serving as an officer or trustee of the Funds. Each independent trustee receives $1,000 per meeting from the Adviser. The trustees are paid $750 per meeting for Audit Committee meetings. The Audit Committee Chairman, Mr. Boger, is paid $1,000 per meeting. The Audit Committee is expected to typically meet twice a year.

With respect to the compensation paid to trustees of the Fund for the fiscal year ended March 31, 2005, the Small-Cap Value Fund incurred aggregate trustees’ fees and expenses of $5,750, the Balanced Fund incurred aggregate trustees’ fees and expenses of $2,875, and the Contrarian Fund incurred aggregate trustees’ fees and expenses of $2,875. During the fiscal year ended March 31, 2005, the Trust had three trustees.

The members of the Board of Trustees may elect to receive all or part of their compensation in shares in one or more of the Funds in lieu of cash compensation. Each member of the Board of Trustees may elect the Fund or Funds in which he or she wishes to receive such compensation.

CODE OF ETHICS: The Funds and the Adviser have adopted a code of ethics that applies to their respective officers, directors and employees. Personnel subject to the code of ethics may invest in securities, including those held by the Fund, subject to insider trading and other restrictions in the code. The Trust has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Trust.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

On May 19, 2004, Cohen McCurdy, Ltd. was selected to replace Tait, Weller & Baker as the Fund’s independent auditor for the fiscal year March 31, 2005. The Fund’s selection of Cohen McCurdy, Ltd. was recommended by the Audit Committee and was approved by the Board of Trustees. Prior to engaging Cohen McCurdy, Ltd. the only communications between the Trust's management and Cohen McCurdy, Ltd. were those that occurred in the ordinary course of due diligence to determine their appropriateness to serve as the Trust's auditors.

Tait, Weller & Baker’s report dated April 29, 2004 on the Fund’s financial statements as of March 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit  scope or accounting principles. At the financial statement date and through the date of the engagement of Cohen McCurdy, Ltd., there were no disagreements between the Fund and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which such disagreements, if not resolved to the satisfaction of Tait, Weller & Baker would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such period.

Neither the Fund nor anyone on its behalf consulted with Cohen McCurdy, Ltd. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

The Board has submitted the selection of Cohen McCurdy, Ltd. as independent auditors to report on the Financial Statements of each of the Funds for the fiscal year ending March 31, 2006, to the shareholders for approval. No member of Cohen McCurdy, Ltd. has any direct or indirect financial interest in any of the Funds.

A representative of Cohen McCurdy, Ltd. is expected to attend the Meeting of Shareholders, and such representative will be given the opportunity to address attendees, and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the outstanding stock is required to approve the selection of independent auditors.

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,000.00 for 2004 and $23,591 for 2005.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0.00 for 2004 and $0.00 for 2005.

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0.00 for 2004 and $2,225.00 for 2005.

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.00 for 2004 and $0.00 for 2005.

Pre-Approval Policies and Procedures. The Trust’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant. One hundred percent of the services related to tax compliance, tax advice and tax planning described above were approved in accordance with the foregoing procedures.

Non-Audit Fees. No fees other than those described above were billed by Cohen McCurdy, Ltd. to the Trust or the Adviser during the fiscal year ended March 31, 2005.

BOARD RECOMMENDATION

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF COHEN MCCURDY, LTD. AS THE FUND’S AUDITORS.

PROPOSAL THREE:

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board does not intend to present any other business at the special meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

OWNERSHIP OF SHARES

According to information filed with the SEC, the persons shown on Pages 6 and 7 to this Proxy Statement were the beneficial owners of more than 5% of each of the Funds’ outstanding shares as of the Record Date.

As of the Record Date, the trustees and officers of the Trust, as a group, beneficially owned less than 5% of the outstanding shares.

SUBMISSION OF SHAREHOLDER PROPOSALS

 Shareholder Proposals. As a Massachusetts business trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Trust's next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Trust begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Trust mails its proxy materials for the current year.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders who wish to communicate with the Board or individual trustees should write to the Board or the particular trustee in care of the Fund, at the offices of the Trust. All communications will be forwarded directly to the Board or the individual trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring trustees to attend annual shareholder meetings. However, annual shareholder meetings are generally scheduled to coincide with a regular meeting of the Board in order to facilitate trustee attendance.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's executive officers and trustees, and persons who beneficially own more than ten percent of each Funds’ shares, to file reports of initial ownership and changes in ownership with the SEC and the Fund. To the Trust's knowledge, based solely upon review of the copies of such reports furnished to the Trust, all Section 16(a) filing requirements applicable to its trustees, officers and greater than ten percent owners were complied with during the fiscal year ended March 31, 2005.

REPORTS TO SHAREHOLDERS

The Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2005, which contains audited financial statements, and the Funds’ Semi-Annual Report to shareholders for the period ended September 30, 2005, may be obtained without charge by calling (888) 813-8637 or (404) 870-0700 or mailing a request to: CornerCap Group of Funds, The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309.

VOTING INFORMATION

VOTING RIGHTS

Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. Each of the Funds has one class of common stock, which has a par value of $0.01 per share. On the Record Date, there were 3,048,776.787 shares outstanding.

If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement.

In tallying shareholder vote, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but which have not been voted. Accordingly, abstentions and broker non-votes will be effectively a vote against Proposals 1, 2, and 3.

QUORUM; ADJOURNMENT

A quorum is constituted by the presence in person or by proxy of the holders of one third of the outstanding shares entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

SHAREHOLDER VOTE REQUIRED

Proposal 1 requires the vote of a plurality of the votes cast at the meeting. Proposal 2 requires the vote of a majority of the votes cast at the meeting. In the event that a quorum is present at the Meeting but sufficient votes in favor of any one of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which are required to be voted in favor of any one of proposals 1, 2 or 3. They will vote against such adjournment those proxies required to be voted against all of the proposals.

With respect to election of Trustees, the five nominees receiving the highest number of affirmative votes cast at the meeting will be elected so long as a quorum is present.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CORNERCAP GROUP OF FUNDS
The Peachtree, Suite 1700
1355 Peachtree Street NE
Atlanta, Georgia 30309

Proxy for the Special Meeting of Shareholders - February 23, 2006

Solicited on behalf of the Board of Directors.

By signing below, the undersigned revokes all prior proxies and appoints [__________], [__________], [__________], or any of them, with full power of substitution to each, as proxies and authorizes them to vote, as specified below, all shares of common stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of CornerCap Group of Funds, to be held at the offices of the Trust, 1355 Peachtree Street NE, Suite 1700, Atlanta, Georgia 30309, on February 23, 2006 at 8:00 a.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

The Board of Directors recommends a vote FOR each of the proposals set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR each of the proposals set forth below.

Please date, sign and return this proxy promptly. If you plan to attend the meeting, please indicate in the space provided on the reverse side.

☒    Please mark your votes as in this example.

1.	Approval of the election of the following five (5) nominees for director: Thomas Quinn, Richard Boger, Laurin McSwain, Leslie Gates, and Jerry Hufton

❒	FOR the election of all of the nominees listed above

❒	WITHHOLD AUTHORITY to vote for all of the nominees listed above

❒	WITHHOLD AUTHORITY to vote for all of an individual nominee(s). Write name(s) immediately below:

2.	Ratification of the selection of Cohen McCurdy, Ltd. as independent auditors of the Fund.

❒	FOR ratification of the selection of Cohen McCurdy, Ltd. as independent auditors

❒	AGAINST ratification of the selection of Cohen McCurdy, Ltd. as independent auditors

❒	ABSTAIN with respect to ratification of the selection of Cohen McCurdy, Ltd. as independent auditors

Each of the proxies named herein is authorized to act and vote in his or her discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE
Please return this card in the self-addressed envelope provided.

❒	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LOWER RIGHT	❒	MARK HERE IFYOU PLAN TO ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.

Shareholder ____________________Dated __________

Signature(s): ____________________Dated:__________

Please sign exactly as name appears on this Proxy. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.

Address change: ____________________________________